Other liabilities - Summary of Other Liabilities (Detail) ₨ in Millions, $ in Millions	Mar. 31, 2023 INR (₨)	Mar. 31, 2023 USD ($)	Mar. 31, 2022 INR (₨)
Non-current other liabilities
Others	₨ 3	$ 0	₨ 5
Total	3	0	5
Current other liabilities
Advance received against sale of assets	64	1	85
Other payables
TDS payable	3,347	41	2,719
GST payable	654	8	447
ESI payable	3	0	1
Labour welfare fund payable	4	0	3
Provident fund payable	45	1	26
Total	₨ 4,117	$ 50	₨ 3,281